Exhibit 32.1



                                 CERTIFICATION

                   Certification of Chief Executive Officer
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                            18 U.S.C. Section 1350

In connection with the Quarterly Report of Invicta Group, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William G. Forhan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1)	The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended, and

  2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.







Date: May 21, 2007	By: /s/ William G. Forhan
			William G. Forhan
			President and Chief Executive Officer

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